UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond

Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

T. Brooks Beittel, CFA

Senior Vice President & Secretary

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Blvd.

Jersey City, NJ 07310

Call toll-free (866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2012

February 19, 2013

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

During the second half of 2012 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was affected by questions about the resiliency of the U.S. economic recovery and further turmoil in European sovereign debt markets. In addition, concerns over the potential for a combination of automatic tax increases and reductions in federal spending, known as the U.S. “fiscal cliff,” added to investor uncertainty. Heightened uncertainty, both at home and abroad, caused many investors to turn to the relative safety of high quality fixed income investments. As a result, the DUC Fund, along with the broader fixed income markets, posted solid returns.

The following table compares the performance of the DUC Fund to a broad based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[i] For the period indicated through December 31, 2012
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Corporate Bond Trust Inc.
Market Priceii	1.97%	9.23%	7.30%	11.20%
Net Asset Valueii	4.33%	9.01%	8.09%	7.94%
Barclays U.S. Aggregate Bond Indexiii	1.80%	4.21%	6.19%	5.95%

[i]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
ii

Source: Administrator of the DUC Fund. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values.

iii	Source: Bloomberg L.P.

Based on the December 31, 2012 closing price of $12.26 and a monthly distribution of $0.07 per share the DUC Fund common stock had an annualized distribution rate of 6.85%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

MARKET OVERVIEW AND OUTLOOK

U.S. gross domestic product continued to grow modestly during the second half of 2012. Although favorable mortgage rates and low energy prices provided a boost to consumer confidence, stubbornly high unemployment and a lack of clarity regarding potential tax reform appeared to dampen consumer spending. State and local government finances remained under pressure due to weak local economies and reduced federal support, while election year politics added to unpredictability at the national level. Despite enjoying sound fundamentals and significant cash reserves, many corporations remained cautious and reluctant to meaningfully increase capital spending or hiring due to regulatory and fiscal uncertainty and weak overseas demand. Recessionary tones in Europe, in part due to austerity measures intended to address the sovereign debt crisis, added to concerns about prospects for global growth.

During the second half of 2012, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets monetary policy, reaffirmed its commitment to an accommodative monetary policy. Accordingly, the FOMC held the federal funds rate to a “target range” of zero to 0.25%. Over the second half of the year the U.S. Treasury yield curve shifted modestly upward, becoming more positively sloped (i.e., long-term rates higher than short-term rates). Yields decreased by 5 basis points on two-year maturities, while yields increased by 11 basis points on ten-year maturities and by 20 basis points on thirty-year maturities. The increase in longer term yields was mitigated by a recurrence of the “flight to quality,” as many investors sought refuge from market uncertainty in the relative safety of the U.S. Treasury market. Consequently, the higher quality sectors of the broader fixed income markets posted solid returns for the second half of 2012.

We believe that the U.S. economy remains on track to experience positive, albeit moderate, growth over the next few quarters. While home prices may finally be rising in much of the country and job growth appears to have stabilized, we expect subdued global growth and headwinds from changes in fiscal policy to keep the U.S. recovery slow and uneven. The FOMC recently stated that “economic activity and employment have continued to expand at a moderate pace” and acknowledged that “without sufficient policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions.” The FOMC also reaffirmed additional open-ended quantitative easing and introduced a threshold approach for changes in policy that is tied to unemployment and inflation. Therefore, we believe that high unemployment and low inflation make it likely that the FOMC’s accommodative monetary policy will continue for the foreseeable future.

If the U.S. economy continues to post sub-par growth and fiscal cliff issues (and successor deadlines imposed by Congress) remain largely unresolved, investors are likely to vacillate between risk on/risk off modes. As a result, the fixed income market may remain volatile and reactive to shifts in the tone of economic data. In the near term, a modest U.S. economic recovery and moderate inflation expectations are likely to keep U.S. Treasury yields at low levels. Longer term, a self-sustaining economic recovery and rising inflation expectations could set the stage for upward pressure on interest rates. If that happens, the returns of leveraged bond funds, like the DUC Fund, could be reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. A return of capital may occur, for example, when some or all of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the twelve month period ended December 31, 2012, 57% of the total distributions were attributable to current year net investment income and 43% were in excess of current year net investment income and were therefore attributable to a return of capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. For federal income tax purposes, 100% of the distributions in 2012 were derived from net investment income. A form 1099-DIV has been sent to shareholders which states the amount and tax characterization of the DUC Fund’s 2012 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of December 31, 2012, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $47.5 million and senior debt in the amount of $142.5 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 37% of the DUC Fund’s total assets. The amount and type of leverage used is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end funds’s preferred shares, including the preferred shares of the DUC Fund. After reviewing options for resolving preferred share illiquidity, in March 2009, management arranged a $190 million credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the DUC Fund made a draw on the credit facility in the amount of $95 million and redeemed $95 million of AMPS.

In May 2012, the DUC Fund commenced a voluntary tender offer, seeking to purchase up to $47.5 million of its outstanding AMPS at a price of $24,000 per share, equal to 96% of the $25,000 liquidation preference per share. In mid-June 2012, the DUC Fund accepted for purchase $5.425 million in aggregate liquidation preference (consisting of 217 shares) of AMPS. In order to maintain the same overall leverage following completion of the tender offer, the DUC Fund made an additional draw on the credit facility in the amount of $5.425 million.

In July 2012, Moody’s Investors Service, Inc. (“Moody’s”) downgraded the ratings of debt and preferred shares issued by all equity, municipal bond and taxable fixed income closed-end funds, including the DUC Fund. The rating actions followed the publication of Moody’s revised methodology for rating debt and preferred securities issued by closed-end funds. The revised rating methodology incorporates the impact of market volatility, as experienced in the 2008 financial crisis, on the different types of assets in which funds invest, as well as the leverage, portfolio diversity and other factors. Under the terms of the DUC Fund’s charter the rating change resulted in higher dividends paid on the outstanding AMPS.

On November 30, 2012, the DUC Fund announced that it would redeem additional shares of AMPS in December. Accordingly, on December 21, 2012 the DUC Fund redeemed 1,683 shares of its 3,583 outstanding AMPS for 100% of their liquidation preference ($25,000 per share, for a total of $42.075 million). Redemption of the shares was approved by the Board of Directors and was in accordance with provisions of the DUC Fund’s charter. In order to maintain the same overall leverage following the redemption, the DUC Fund made an additional draw on the credit facility in the amount of $42.075 million.

There are a number of factors that continue to constrain the DUC Fund from refinancing additional preferred shares with debt. The DUC Fund is limited in its ability to use debt to refinance all of its outstanding AMPS because of the asset coverage requirements of the Investment Company Act of 1940 and related SEC rules. In addition, the DUC Fund is required to adhere to guidelines established by the two principal rating agencies, Moody’s and Standard & Poor’s Financial Services LLC. While the DUC Fund’s goal is to provide additional liquidity to preferred shareholders, the Board of Directors and the DUC Fund’s investment adviser, Duff & Phelps Investment Management Co., continue to believe that any action taken to provide such liquidity should not materially disadvantage common shareholders and their ability to benefit from leverage. Additionally, such action should be long-term in nature and should not encumber the investment process or reduce the pool of available investment alternatives. Because of all the foregoing considerations, the amount and timing of any future preferred share redemptions are uncertain. The DUC Fund will announce any redemptions through press releases and postings to its website.

The DUC Fund does not currently use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. Due to the DUC Fund’s mandated exposure to the credit markets, any disruptions in the broader credit markets, such as fall-out from the European sovereign debt crisis, could materially and adversely impact the valuation of the investments held in the DUC Fund. It is impossible for the DUC Fund to be completely insulated from turmoil in the global financial markets. However, management believes that over the long term the diversification of the portfolio across sectors and issuers, in addition to the conservative distribution of the DUC Fund’s assets along the yield curve, should help limit volatility to some degree.

In addition to the risk of disruptions in the broader credit market, an environment of relatively low interest rates adds an element of reinvestment risk to bond funds including the DUC Fund. If bonds held in a portfolio mature during a period of low interest rates, the proceeds may need to be reinvested in lower yielding securities. Therefore, a prolonged period of low interest rates and the resultant modest reinvestment opportunities can be expected to adversely impact the earnings of the DUC Fund going forward.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, Computershare Shareowner Services LLC, at 1-866-221-1681, or for more details, please refer to page 25.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from Computershare Shareowner Services LLC, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

Principal Amount (000)	Description	Value (Note 2)
	LONG-TERM INVESTMENTS—151.6%
	U.S. Government and Agency Mortgage-Backed Securities—0.3%
	Federal National Mortgage Association, Pass-Through Certificates,
$140	8.00%, 10/01/30	$173,249
507	7.00%, 12/01/31	605,860
	Government National Mortgage Association Pass-Through Certificates,
11	7.00%, 3/15/26	13,386
45	8.00%, 11/15/30	53,254
32	8.00%, 2/15/31	32,300

	Total U.S. Government and Agency Obligations (Cost $749,872)	878,049

	Corporate Bonds—149.2%
	Financial—38.9%
5,000	American Express Co.,
	6.15%, 8/28/17 (a)	6,031,110
5,000	Bank of America Corp.,
	6.50%, 8/01/16 (a)	5,778,480
6,000	Caterpillar Financial Services Corp.,
	6.125%, 2/17/14 (a)	6,398,646
5,000	DaimlerChrysler North America Holding Corp.,
	6.50%, 11/15/13	5,249,810
5,000	Duke Realty Limited Partnership,
	6.25%, 5/15/13	5,099,370
6,000	General Electric Capital Corp.,
	4.80%, 5/01/13	6,087,882
5,000	The Goldman Sachs Group, Inc.,
	5.50%, 11/15/14 (a)	5,393,105
5,000	HCP, Inc.,
	6.00%, 1/30/17	5,749,015
	JPMorgan Chase & Co.,
5,000	4.75%, 5/01/13	5,072,580
5,000	6.00%, 1/15/18	5,992,580
5,000	Kimco Realty Corp.,
	5.584%, 11/23/15 (a)	5,556,255
5,000	Liberty Property L.P.,
	5.125%, 3/02/15	5,381,650
5,000	Mack-Cali Realty L.P.,
	5.125%, 1/15/15	5,322,575

Principal Amount (000)	Description	Value (Note 2)
$5,000	MetLife, Inc.,
	5.50%, 6/15/14 (a)	$5,362,540
6,000	Morgan Stanley,
	6.00%, 4/28/15 (a)	6,538,818
5,000	National City Corp.,
	6.875%, 5/15/19 (a)	6,246,220
5,000	Northern Trust Corp.,
	5.50%, 8/15/13 (a)	5,154,860
5,000	ProLogis L.P.,
	5.75%, 4/01/16 (a)	5,576,655
5,000	Realty Income Corp.,
	6.75%, 8/15/19 (a)	6,198,090
5,000	Simon Property Group, L.P.,
	5.25%, 12/01/16 (a)	5,725,520
6,000	US Bank, N.A.,
	4.95%, 10/30/14	6,454,032
6,000	Wachovia Bank NA,
	6.00%, 11/15/17 (a)	7,202,826

		127,572,619

	Industrial—21.7%
4,000	Archer-Daniels-Midland Company,
	7.125%, 3/01/13	4,042,076
1,348	ConocoPhillips
	4.75%, 2/01/14	1,409,408
6,000	Dow Chemical Company,
	9.00%, 4/01/21	7,998,216
7,000	Hewlett-Packard Co.,
	6.125%, 3/01/14 (a)(b)	7,360,598
5,000	Sun Company, Inc.,
	9.00%, 11/01/24	6,457,904
5,000	Target Corp.,
	6.00%, 1/15/18 (a)	6,154,790
	Tele-Communications, Inc.,
5,275	10.125%, 4/15/22 (a)	7,717,547
3,200	9.875%, 6/15/22 (a)(b)	4,607,162
5,000	Time Warner Cable, Inc.,
	7.50%, 4/01/14	5,419,410
5,000	Time Warner, Inc.,
	9.15%, 2/01/23	7,397,100
5,000	Wal-Mart Stores, Inc.,
	6.75%, 10/15/23	6,905,355
5,000	Xerox Corp.,
	6.35%, 5/15/18	5,773,170

		71,242,736

The accompanying notes are an integral part of these financial statements.

5

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Principal Amount (000)	Description	Value (Note 2)
	Telephone—5.2%
$5,000	Deutsche Telekom International Finance,
	5.25%, 7/22/13 (Netherlands)	$5,128,580
6,000	Rogers Communications, Inc.,
	7.50%, 3/15/15 (Canada) (a)	6,837,048
5,000	Vodafone Group PLC,
	5.00%, 12/16/13 (United Kingdom)	5,214,910

		17,180,538

	Utilities—83.4%
	American Water Capital Corp.,
5,000	6.085%, 10/15/17	5,982,395
5,000	6.593%, 10/15/37	6,509,310
5,000	Arizona Public Service Co.,
	6.875%, 8/01/36	6,715,380
10,000	CalEnergy Company, Inc.,
	8.48%, 9/15/28 (a)(b)	14,736,800
5,000	CenterPoint Energy Resources Corp.,
	6.00%, 5/15/18	6,029,480
10,713	Cleveland Electric Illumination Co.,
	8.875%, 11/15/18 (a)(b)	14,285,593
5,000	Commonwealth Edison Co.,
	6.95%, 7/15/18 (a)	6,145,705
5,000	Consolidated Edison Company of New York Inc.,
	5.85%, 4/01/18 (a)	6,092,600
5,000	Dominion Resources, Inc.
	5.15%, 7/15/15 (a)	5,523,605
8,000	EQT Corporation,
	8.125%, 6/01/19 (a)(b)	9,915,424
10,000	Entergy Texas, Inc.,
	7.125%, 2/01/19 (a)(b)	12,579,070
5,475	Exelon Generation Co. LLC,
	6.20%, 10/01/17 (a)	6,472,288
7,750	FPL Group Capital Inc.,
	7.875%, 12/15/15 (a)(b)	9,253,384
10,000	Hydro-Quebec,
	7.50%, 4/01/16 (Canada) (a)(b)	12,104,950
8,115	Indiana Michigan Power Co.,
	7.00%, 3/15/19 (a)(b)	10,268,664
5,000	Kinder Morgan Energy Partners, L.P.,
	7.75%, 3/15/32 (a)	6,745,100

Principal Amount (000)	Description	Value (Note 2)
	Magellan Midstream Energy Partners, L.P.,
$3,500	6.40%, 7/15/18	$4,288,249
5,000	6.55%, 7/15/19	6,189,550
7,000	National Fuel Gas Co.
	6.50%, 4/15/18	8,419,299
6,000	National Grid PLC
	6.30%, 8/01/16 (United Kingdom)	6,967,386
6,500	National Rural Utilities Cooperative Finance Corp.,
	5.50%, 7/01/13 (a)	6,664,138
5,000	Oncor Electric Delivery Co., LLC,
	7.00%, 9/01/22 (a)	6,366,665
9,441	ONEOK Partners, L.P.,
	6.15%, 10/01/16 (a)(b)	10,999,303
5,230	PPL Energy Supply LLC,
	6.50%, 5/01/18 (a)	6,269,844
5,000	PSEG Power LLC,
	5.32%, 9/15/16 (a)(b)	5,657,620
10,000	Progress Energy, Inc.,
	7.05%, 3/15/19 (a)(b)	12,583,990
8,000	Sempra Energy
	6.15%, 6/15/18 (a)(b)	9,826,280
7,785	South Carolina Electric & Gas Co.,
	6.50%, 11/01/18 (a)(b)	9,903,781
7,000	Spectra Energy Capital LLC,
	6.20%, 4/15/18 (a)(b)	8,533,189
10,000	Trans-Canada Pipelines Limited,
	9.875%, 1/01/21 (Canada) (a)(b)	14,817,680
8,571	Williams Partners L.P.,
	7.25%, 2/01/17 (a)(b)	10,421,736
5,000	Xcel Energy, Inc.,
	5.613%, 4/01/17 (a)	5,855,745

		273,124,203

	Total Corporate Bonds (Cost $445,107,096)	489,120,096

	Asset-Backed Securities—1.7%
5,000	Detroit Edison Securitization Funding LLC 2001-1 A6,
	6.62%, 3/01/16	5,443,995

	Total Asset-Backed Securities (Cost $5,254,060)	5,443,995

The accompanying notes are an integral part of these financial statements.

6

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Shares	Description	Value (Note 2)
	Non-Convertible Preferred Stock—0.4%
	Financial—0.4%
50,000	Vornado Realty Trust, Series I,
	6.625%	$1,253,000

	Total Non-Convertible Preferred Stock (Cost $1,175,000)	1,253,000

	TOTAL INVESTMENTS—151.6%
	(Cost $452,286,028)	496,695,140

	Other assets in excess of liabilities—6.4%	20,893,638
	Borrowings—(43.5)%	(142,500,000)
	Auction market preferred shares—(14.5)%	(47,500,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100%	$327,588,778

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2012:

	Level 1	Level 2
Asset-backed securities	$—	$5,443,995
Corporate bonds	—	489,120,096
Non-convertible preferred stock	1,253,000	—
U.S. Government and Agency mortgage-backed securities	—	878,049

Total	$1,253,000	$495,442,140

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

The accompanying notes are an integral part of these financial statements.

7

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Summary of Ratings as a Percentage of

Long-Term Investments

At December 31, 2012

(Unaudited)

Rating *	%
AAA	1.3%
AA	1.4%
A	26.3%
BBB	71.0%

100.0%

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings Ltd. is used, if available.

Sector Allocation as a Percentage

of Total Investments at December 31, 2012

The accompanying notes are an integral part of these financial statements.

8

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:

Investments at value (cost $452,286,028) including $135,719,366 of securities loaned	$496,695,140

Cash	13,865,645

Receivables:

Interest	7,387,314

Dividends	20,703

Other assets	15,518

Total assets	517,984,320

LIABILITIES:

Borrowings (Note 9)	142,500,000

Investment advisory fee (Note 3)	219,732

Administrative fee (Note 3)	38,995

Interest on borrowings (Note 9)	18,327

Dividends payable on auction market preferred shares	8,968

Accrued expenses	109,520

Total liabilities	142,895,542

Auction market preferred shares (1,900 shares issued and outstanding, liquidation preference $25,000 per share) (Note 7)	47,500,000

NET ASSETS APPLICABLE TO COMMON STOCK	$327,588,778

CAPITAL:

Common stock, $0.01 par value per share, 599,992,400 shares authorized, 27,448,153 shares issued and outstanding	$274,481

Additional paid-in capital	356,819,372

Accumulated distributions in excess of net investment income	(12,055,912)

Accumulated net realized loss on investments	(61,858,275)

Net unrealized appreciation on investments	44,409,112

Net assets applicable to common stock	$327,588,778

NET ASSET VALUE PER SHARE OF COMMON STOCK	$11.93

The accompanying notes are an integral part of these financial statements.

9

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

INVESTMENT INCOME:

Interest	$19,044,601

Dividends	268,044

Securities lending income, net	48,225

Total investment income	19,360,870

EXPENSES:

Investment advisory fees (Note 3)	2,576,806

Interest expense and fees (Note 9)	2,007,188

Administrative fees (Note 3)	455,504

Reports to shareholders	138,353

Broker-dealer commissions—auction market preferred shares	137,199

Directors’ fees	133,904

Professional fees	117,427

Custodian fees	50,284

Transfer agent fees	38,496

Tender offer expenses (Note 8)	34,187

Other expenses	136,369

Total expenses	5,825,717

Net investment income	13,535,153

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments	(205,421)

Net change in unrealized appreciation (depreciation) on investments	16,145,020

Net realized and unrealized gain (loss) on investments	15,939,599

DISTRIBUTIONS ON AUCTION MARKET PREFERRED SHARES FROM:

Net investment income	(1,429,414)

Total distributions	(1,429,414)

BENEFIT TO COMMON SHAREHOLDERS FROM TENDER OFFER FOR AUCTION MARKET PREFERRED SHARES (Note 8)	217,000

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$28,262,338

The accompanying notes are an integral part of these financial statements.

10

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$13,535,153	$14,482,907

Net realized gain (loss)	(205,421)	2,628,478

Net change in unrealized appreciation (depreciation)	16,145,020	8,081,702

Distributions on auction market preferred shares from net investment income	(1,429,414)	(1,395,284)

Benefit to common shareholders from tender offer for auction market preferred shares (Note 8)	217,000	—

Net increase in net assets applicable to common stock resulting from operations	28,262,338	23,797,803

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

And in excess of net investment income	(23,005,876)	(22,947,029)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 111,626 shares and 19,449 shares, respectively	1,331,861	227,561

Net increase in net assets derived from capital stock transactions	1,331,861	227,561

Total increase in net assets	6,588,323	1,078,335

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	321,000,455	319,922,120

End of year (including distributions in excess of net investment income of ($12,055,912) and ($5,718,920))	$327,588,778	$321,000,455

The accompanying notes are an integral part of these financial statements.

11

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2012

INCREASE (DECREASE) IN CASH—

Cash flows provided by (used in) operating activities:

Interest and dividends received	$28,247,376

Long-term capital gains dividends received	110,246

Operating expenses paid	(4,491,662)

Interest expense paid	(1,297,269)

Dividends paid on preferred stock	(1,428,024)

Purchase of long-term portfolio investments	(73,952,649)

Proceeds from sales and maturities of long-term portfolio investments	71,491,448

Net cash provided by operating activities	18,679,466

Cash flows provided by (used in) financing activities:

Increase in borrowings	47,500,000

Payout for auction market preferred shares redeemed through tender offer	(5,208,000)

Payout for auction market preferred shares redeemed	(42,075,000)

Dividends paid on common stock	(23,005,876)

Proceeds from issuance of common stock under dividend reinvestment plan	1,331,861

Net cash used in financing activities	(21,457,015)

Net decrease in cash	(2,777,549)

Cash at beginning of year	16,643,194

Cash at end of year	$13,865,645

Reconciliation of net increase in net assets resulting from operations to net cash provided from operating activities—

Net increase in net assets resulting from operations	$28,262,338

Increase in investments	(2,461,201)

Amortization of premiums and discounts on debt securities	8,811,645

Net realized loss on investments	205,421

Net realized long-term capital gains dividends received	110,246

Net change in unrealized appreciation on investments	(16,145,020)

Decrease in interest receivable	74,861

Decrease in prepaid expenses and other assets	166

Increase in interest payable on borrowings	5,019

Increase in accrued expenses and other liabilities	32,991

Benefit to common shareholders from tender offer for auction market preferred shares (Note 8)	(217,000)

Total adjustments	(9,582,872)

Net cash provided by operating activities	$18,679,466

The accompanying notes are an integral part of these financial statements.

12

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended December 31,
PER SHARE DATA:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.74	$11.71	$11.70	$10.61	$11.65

Net investment income(1)	0.49	0.53	0.66	0.77	0.84
Net realized and unrealized gain (loss)	0.58	0.39	0.24	1.22	(0.83)
Distributions on auction market preferred shares from:
Net investment income	(0.05)	(0.05)	(0.05)	(0.07)	(0.27)
Benefit to common shareholders from tender offer for auction market preferred shares (Note 8)	0.01	—	—	—	—

Net increase (decrease) from investment operations	1.03	0.87	0.85	1.92	(0.26)

Distributions on common stock from and in excess of:
Net investment income	(0.84)	(0.84)	(0.84)	(0.83)	(0.78)

Net asset value, end of year	$11.93	$11.74	$11.71	$11.70	$10.61

Per share market value, end of year	$12.26	$12.04	$11.39	$12.29	$10.11

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(2)
Total expenses	1.79%	1.86%	1.89%	2.12%	1.37%
Net investment income	4.15%	4.51%	5.53%	6.82%	7.42%
SUPPLEMENTAL DATA:
Total return on market value(3)	9.23%	13.79%	(0.61)%	30.69%	5.30%
Total return on net asset value(3)	9.01%	7.66%	7.61%	18.62%	(2.41)%
Portfolio turnover rate	14%	36%	37%	23%	12%
Asset coverage ratio on preferred stock, end of year	790%	438%	437%	435%	251%
Asset coverage ratio on borrowings, end of year	363%	538%	537%	535%	—
Net assets applicable to common stock, end of year (000’s omitted)	$327,589	$321,000	$319,922	$318,393	$287,426

(1)	Based on average number of shares of common stock outstanding.
(2)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividends paid on auction market preferred shares.

(3)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the the last business day of the year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

13

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities and are classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

B. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2012 are subject to such review.

D. Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on the Fund’s preferred shares are accrued on a daily basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2012

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Advisor: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended December 31, 2012 were $133,904.

D. Affiliated Shareholders: At December 31, 2012, Virtus Partners, Inc. (a subsidiary of Virtus) held 37,397 shares of the Fund. This represents 0.14% of the Fund’s outstanding shares on this date. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government securities and short-term investments) for the year ended December 31, 2012 aggregated $73,952,649 and $71,350,210, respectively. For the year ended December 31, 2012, the Fund had purchases and sales of $-0- and $141,238 respectively, of U.S. Government securities.

Note 5. Distributions and Tax Information

At December 31, 2012, the federal tax cost of the Fund’s investments and the aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$472,589,585	$30,293,327	($6,187,772)	$24,105,555

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	12/31/2012	12/31/2011
Distributions paid from:
Ordinary income	$24,435,290	$24,342,313

Total distributions	$24,435,290	$24,342,313

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2012

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$ 8,247,645
Capital loss carryforward	(61,858,275)
Unrealized net appreciation (depreciation)	24,105,555

($29,505,075)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

At December 31, 2012, the Fund had a net capital loss carryforward of $61,858,275 which may be used to offset future capital gains. This net capital loss carryforward will be reduced by future realized capital gains.

Under current law, the Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At December 31, 2012, the Fund had post-enactment and pre-enactment net capital losses as follows:

		Not Subject to Expiration
	Subject to Expiration	Short Term	Long Term	Total
Carryover loss:	$50,145,909	$155,708	$11,556,658	$61,858,275
Expiration dates:
2013	3,265,594
2014	4,213,979
2015	13,096,121
2017	18,907,565
2018	10,662,650

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2012, the following reclassifications were recorded:

Paid-in Capital	Accumulated net realized loss on investments	Distributions in excess of net investment income
($3,548,313)	($797,832)	$4,346,145

The reclassifications primarily relate to permanent differences attributable to amortization methods on fixed income securities, the expiration of a net capital loss carryforward, and income and expenses related to the tender offer of auction market preferred shares. These reclassifications had no effect on net assets or net asset value per share.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2012

Note 7. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. During the years ended December 31, 2009 and December 31, 2012, the Fund redeemed $95,000,000 and $47,500,000, respectively, of its AMPS. On March 24, 2009, the Fund redeemed all shares of its Series T7 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012, the Fund conducted a tender offer for its outstanding Series TH7 AMPS that expired on June 18, 2012 and accepted for purchase 217 AMPS, as more fully described in Note 8. On December 21, 2012, the Fund redeemed 1,683 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends. As of December 31, 2012, there were 1,900 shares of Series TH7 AMPS outstanding.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the 1940 Act requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 1.44% to 1.70% for the year ended December 31, 2012. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 8. Auction Market Preferred Share Tender Offer

The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $47,500,000 of its outstanding AMPS at a price equal to 96% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2012

Fund accepted 217 AMPS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer was less than the AMPS per share liquidation preference, the tender offer had a positive impact on net asset value in the amount of $217,000, which is reflected in the Statement of Operations under the caption “Benefit to common shareholders from tender offer for auction market preferred shares.”

Note 9. Borrowings

On March 6, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2012 were $700,940 and are included in Borrowing fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the year ended December 31, 2012, the average daily borrowings under the Facility and the weighted daily average interest rate were $99,284,699 and 1.29%, respectively. As of December 31, 2012, the amount of such outstanding borrowings was $142,500,000. The interest rate applicable to the borrowing on December 31, 2012 was 1.16%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2012, Hypothecated Securities under the Facility had a market value of $331,863,423 and Rehypothecated Securities had a market value of $135,719,366. If at the close of business any day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2012

Note 11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc.:

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 19, 2013

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended December 31, 2012 by:

Interest-Related Dividends for Non-U.S. Residents	85.69	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under 871(k)(1) of the Internal Revenue Code.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com.

ADDITIONAL INFORMATION (Unaudited)

Since January 1, 2012: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

DIRECTORS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Pollard and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”).

Independent Directors
Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Stewart E. Conner Age: 71	Director	Term expires 2015; Director since 2009	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966-2005 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

Robert J. Genetski Age: 70	Director	Term expires 2013; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Nancy Lampton Age: 70	Director and Vice Chairperson of the Board	Term expires 2015; Director since 2005	Vice Chairperson of the Board of the Fund and DTF since 2007, DNP since 2006 and DPG since 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999-March 2012

Independent Directors
Name and Age	Positions Held withFund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Philip R. McLoughlin Age: 66	Director	Term expires 2013; Director since 1996	Partner, CrossPond Partners, LLC (investment management consultant), since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	63	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company, f/k/a PXRE Group Ltd.) 1985-2009

Geraldine M. McNamara Age: 61	Director	Term expires 2014; Director since 2003	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	52

Eileen A. Moran Age: 58	Director	Term expires 2015; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Christian H. Poindexter Age 74	Director	Term expires 2014; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, 1999-2002; Chief Executive Officer, 1999-2001; President, 1999-2000); Chairman, Baltimore Gas and Electric Company, 1993-2002 (Chief Executive Officer, 1993-2000; President, 1998-2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Carl F. Pollard Age: 74	Director	Term expires 2014; Director since 2006	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-2011 (Director 1985-2011)

Independent Directors
Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 66	Director and Chairman of the Board	Term expires 2015; Director since 2005	Chairman of the Board of the Fund, DNP and DTF since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor, 2009-2010; Senior Advisor to the CEO, Chicago Public Schools, 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	4	Director, United Continental Holdings Inc. (airline holding company, f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director
Nathan I. Partain, CFA Age: 56	Director	Term expires 2013; Director since 2007	President and Chief Executive Officer of the Fund and DTF since 2004 and DPG since 2011; President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President, 1998-2001; Senior Vice President, 1997-1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 62	Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008; Vice President 1987-1993)

Alan M. Meder, CFA, CPA Age: 53	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute since September 2012 (Board Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Daniel J. Petrisko, CFA Age: 52	Chief Investment Officer since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Joyce B. Riegel Age: 58	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by Computershare Shareowner Services LLC (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://DUCfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement to be filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS DIVERSIFIED INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012 and supplemented November 7, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes”.

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., Duff & Phelps Global Utility Income Fund Inc. or Duff & Phelps Diversified Income Fund Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups, and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 4, 2013, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002), Secretary of DTF Tax-Free Income Inc. since May 2005, and Senior Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. since March 2011. Mr. Beittel assists Mr. Petrisko in the management of the Fund’s investment portfolio. He is also a member of the portfolio management teams of DNP and Virtus Global Dividend Fund. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2012 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of December 31, 2012, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
T. Brooks Beittel	2	$3,341	0	—	0	—
Daniel J. Petrisko	1	$3,241	0	—	10	$1,998.2

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed—end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2012, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over a one-year period; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. It is intentional that the performance portion (i) of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of the Fund). Instead, the incentive bonus for portfolio managers is based upon performance relative to peers, with further consideration given to the investment risk undertaken by the manager. Specifically, investment personnel are rewarded for managing within the Fund’s stated framework and appropriate risk parameters. The intent is to discourage portfolio managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted EBITDA, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in RSUs of Virtus that vest over three years.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2012, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Daniel J. Petrisko	$10,001-$50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 4, 2012) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2013

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 4, 2013